UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 2, 2019
COWEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
599 Lexington Avenue
New York, NY 10022
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.
On November 20, 2018, Cowen Inc. (the “Company”), together with Cowen International Limited and Cowen QN Acquisition LLC, each an indirect wholly-owned subsidiary of the Company (collectively, the “Buyers”), entered into a Purchase Agreement (the “Purchase Agreement”) with the direct owners of equity interests (collectively, the “Sellers”) in Quarton Management AG, Quarton International Europe AG, Quarton Partners, LLC and Quarton Securities GP, LLC (together with their subsidiaries, the “Group Companies”), certain individuals who are the owners of the Sellers that are entities (the “Beneficial Owners”), and certain of the Beneficial Owners acting in their capacity as representatives of the Sellers and the other Beneficial Owners. The Purchase Agreement contemplates a purchase by the Company, directly or indirectly, of one hundred percent of the outstanding equity interests of the Group Companies from the applicable Sellers (the “Acquisition”).
The Acquisition was consummated effective as of January 2, 2019 and, in connection therewith, the Company paid a closing purchase price of $75 million (the “Closing Purchase Price”), subject to certain net working capital and other customary adjustments. A portion of the Closing Purchase Price was deposited into escrow in cash. The portion of the Closing Purchase Price paid to the Sellers in connection with the closing of the Acquisition was made in a combination of 80% cash and 20% shares of the Company’s Class A Common Stock (“Common Stock”), with such shares valued based on the 30-trading day volume-weighted average price per share as of December 31, 2018.
Pursuant to the Purchase Agreement, the Buyers will pay to the Sellers contingent payments based on the annual revenues (as calculated under the Purchase Agreement) attributable to the completion of certain M&A and debt advisory transactions by the Group Companies and the Company, subject to the terms and on the conditions set forth in the Purchase Agreement, in each of the first four years following the closing of the Acquisition and, if certain conditions are met, an additional fifth year following the closing of the Acquisition.  A maximum of $40 million in contingent payments in respect of such annual revenues (as calculated under the Purchase Agreement) is achievable over such four-year period or, if applicable, such five-year period. Such contingent payments will be made in a combination of 80% cash and 20% shares of Common Stock. Any shares of Common Stock issued in connection with any such contingent payments will be valued based on the 30-trading day volume-weighted average price per share as of the day immediately prior to the date on which such shares are to be issued.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was previously filed as Exhibit 2.1 to the Form 8-K filed on November 21, 2018 and is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.

In connection with the closing of the Acquisition and in accordance with the Purchase Agreement, an aggregate amount of 1,033,349.62 shares of Common Stock were issued to the Sellers, such amount constituting partial consideration for the Acquisition. As described in Item

2.01 above, shares of Common Stock will also be issued in connection with the contingent payments to the extent payable in accordance with the Purchase Agreement. Such shares of Common Stock were, or will be, as applicable, issued pursuant to the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Regulation D promulgated under the Securities Act.
Item 8.01. Other Events.

On January 3, 2019, the Company issued a press release announcing the closing of the Acquisition.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Based on the financial information regarding the Group Companies currently available to the Company, the Company intends to file the audited consolidated financial statements of the Group Companies as of December 31, 2018 and 2017, and for the two years ended December 31, 2018 and 2017 (the “Audited Financial Statements”) as required by this Item 9.01(a) under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed. If the Company receives updated financial information regarding the Group Companies that would require or permit financial statements of the Group Companies other than the Audited Financial Statements (including with respect to the foregoing time period) to be filed under this Item 9.01(a), then the Company shall file such financial statements in lieu of the Audited Financial Statements under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

Based on the financial information regarding the Group Companies currently available to the Company, the Company intends to file unaudited pro forma condensed combined financial information as of and for the twelve months ended December 31, 2018 and the year ended December 31, 2018 (the “Pro Forma Financial Information”) giving effect to the acquisition as required by this Item 9.01(b) under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed. If the Company receives updated financial information regarding the Group Companies that would require or permit financial information of the Group Companies other than the Pro Forma Financial Information (including with respect to the foregoing time period) to be filed under this Item 9.01(b), then the Company shall file such financial information in lieu of the Pro Forma Financial Information under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d) Exhibits.

99.1    Press Release issued by Cowen Inc., dated January 3, 2019, announcing the consummation of the Acquisition.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN INC.

Dated: January 8, 2019        By: /s/ Owen S. Littman
Name:    Owen S. Littman
Title:     General Counsel

EXHIBIT INDEX

Exhibit
No. ____                    Exhibit

99.1	Press Release issued by Cowen Inc., dated January 3, 2019, announcing the consummation of the Acquisition.

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